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                                                                      EX-99.B18B
                                                            Exhibit 24(b)(18)(b)
                                                                            Form


                                   APPENDIX A

                      (As revised                 1998)

                         List of Funds and Their Classes
                         -------------------------------

1.       Delaware Group Equity Funds I, Inc.

                  Delaware Fund

                           Delaware Fund A Class
                           Delaware Fund B Class
                           Delaware Fund C Class
                           Delaware Fund Institutional Class

                  Devon Fund

                           Devon Fund A Class
                           Devon Fund B Class
                           Devon Fund C Class
                           Devon Fund Institutional Class


2.       Delaware Group Equity Funds II, Inc.

                  Decatur Income Fund

                           Decatur Income Fund A Class
                           Decatur Income Fund B Class
                           Decatur Income Fund C Class
                           Decatur Income Fund Institutional Class

                  Decatur Total Return Fund

                           Decatur Total Return Fund A Class
                           Decatur Total Return Fund B Class
                           Decatur Total Return Fund C Class
                           Decatur Total Return Fund Institutional Class

                  Blue Chip Fund (Added February 24, 1997)

                           Blue Chip Fund A Class
                           Blue Chip Fund B Class
                           Blue Chip Fund C Class
                           Blue Chip Fund Institutional Class


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                  Social Awareness Fund (formerly Quantum Fund) (Added
                  February 24, 1997)

                           Social Awareness Fund A Class
                           Social Awareness Fund B Class
                           Social Awareness Fund C Class
                           Social Awareness Fund Institutional Class

                  Diversified Value Fund (Added    1998)

                           Diversified Value Fund A Class
                           Diversified Value Fund B Class
                           Diversified Value Fund C Class
                           Diversified Value Fund Insitutional Class


3.       Delaware Group Equity Funds III, Inc. (Formerly Trend)

                  Trend Fund

                           Trend Fund A Class
                           Trend Fund B Class
                           Trend Fund C Class
                           Trend Fund Institutional Class


4.       Delaware Group Equity Funds IV, Inc.

                  DelCap Fund

                           DelCap Fund A Class
                           DelCap Fund B Class
                           DelCap Fund C Class
                           DelCap Fund Institutional Class

                  Capital Appreciation Fund (Added November 29, 1996)

                           Capital Appreciation Fund A Class
                           Capital Appreciation Fund B Class
                           Capital Appreciation Fund C Class
                           Capital Appreciation Fund Institutional Class



5.       Delaware Group Equity Funds V, Inc. (Formerly Value)

                  Small Cap Value Fund (Formerly Value Fund)

                           Small Cap Value Fund A Class
                           Small Cap Value Fund B Class
                           Small Cap Value Fund C Class
                           Small Cap Value Fund Institutional Class

                  Retirement Income Fund (Added November 29, 1996)

                           Retirement Income Fund A Class
                           Retirement Income Fund B Class
                           Retirement Income Fund C Class
                           Retirement Income Fund Institutional Class


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6.       Delaware Group Global & International Funds, Inc.

                  International Equity Series

                           International Equity Fund A Class
                           International Equity Fund B Class
                           International Equity Fund C Class
                           International Equity Fund Institutional Class

                  Global Bond Series

                           Global Bond Fund A Class
                           Global Bond Fund B Class
                           Global Bond Fund C Class
                           Global Bond Fund Institutional Class

                  Global Assets Series

                           Global Assets Fund A Class
                           Global Assets Fund B Class
                           Global Assets Fund C Class
                           Global Assets Fund Institutional Class

                  Emerging Markets Series (Added May 1, 1996)

                           Emerging Markets Fund A Class
                           Emerging Markets Fund B Class
                           Emerging Markets Fund C Class
                           Emerging Markets Fund Institutional Class


7.       Delaware Group Income Funds, Inc.

                  Strategic Income Fund (Added September 30, 1996)

                           Strategic Income Fund A Class
                           Strategic Income Fund B Class
                           Strategic Income Fund C Class
                           Strategic Income Fund Institutional Class


8.       Delaware Pooled Trust, Inc.

                  The Real Estate Investment Trust Portfolio (added October 14, 1997)

                           REIT Fund A Class
                           REIT Fund B Class
                           REIT Fund C Class
                           REIT Fund Institutional Class

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9.       Delaware Group Foundation Funds (added December 18, 1997)

                  Income Portfolio

                           Income Fund A Class
                           Income Fund B Class
                           Income Fund C Class
                           Income Fund Institutional Class

                  Balanced Portfolio

                           Balanced Fund A Class
                           Balanced Fund B Class
                           Balanced Fund C Class
                           Balanced Fund Institutional Class

                  Growth Portfolio

                           Growth Fund A Class
                           Growth Fund B Class
                           Growth Fund C Class
                           Growth Fund Institutional Class